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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------

         Date of Report (Date of earliest event reported): July 18, 2006


                             SLADE'S FERRY BANCORP.
             (Exact name of registrant as specified in its charter)


        Massachusetts                000-23904               04-3061936
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

       100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 675-2121

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02   Results of Operations and Financial Condition.

      Slade's Ferry Bancorp (the "Company") issued a press release on July 18, 2006 disclosing certain information concerning its second quarter 2006 results of operations and financial condition.

      A copy of that press release is attached as Exhibit 99.1 hereto.

Item 8.01   Other Events.

      On July 18, 2006, the Company announced that its Board of Directors authorized the Company to purchase, from time to time, up to an aggregate of 5.0%, or 208,036 shares, of its outstanding common stock in either open market or private transactions. The size and timing of these purchases will depend on price, market and business conditions and other factors. The stock repurchase plan is not subject to an expiration date.

      A copy of the press release announcing the stock repurchase plan is attached as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits

      99.1  Press release of Slade's Ferry Bancorp dated July 18, 2006.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SLADE'S FERRY BANCORP
                                    ---------------------
                                    (Registrant)


                             By:    /s/ Deborah A. McLaughlin
                                    ------------------------------------
                             Name:  Deborah A. McLaughlin
                             Title: Executive Vice President and Chief Financial
                                    Officer/Chief Operations Officer

Date: July 18, 2006